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                                                                  Exhibit 10.14


           SECOND AMENDED AND RESTATED
                                 TERM NOTE

$35,000,000       December 18, 1998

                                                         As amended and restated
                                                                  March __, 2000

                  FOR VALUE RECEIVED, the undersigned MARKETING SPECIALISTS CORPORATION, a Delaware corporation with offices at 17855 Dallas Parkway, Suite 200, Dallas, TX 75287 (the "Company"), promises to pay to the order of FIRST UNION NATIONAL BANK, (herein "Lender"), the principal amount of Thirty-Five Million Dollars ($35,000,000); together with interest on the unpaid balance hereof in accordance with Paragraph 2.6 of that certain Credit Agreement referred to below.

                  All such principal and interest shall be payable in lawful money of the United States of America in accordance with the Credit Agreement, in immediately available funds at the office of the Agent at 1345 Chestnut Street, Philadelphia 19107 or such other office of Agent as may be specified in accordance with the Credit Agreement.

                  This Second Amended and Restated Term Note (this "Note") arises out of and is one of the "Notes" as defined in that certain Second Amended and Restated Credit Agreement dated the date hereof (as may be further amended from time to time, the "Credit Agreement") by and among the Company, the lenders identified therein (together with such institutional financial institutions as be become lenders from time to time as therein provided) and First Union National Bank, a national banking association, for itself and as agent for lenders ("Agent"), the terms, provisions and conditions of which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. An Event of Default under the Credit Agreement shall be deemed to be an Event of Default hereunder. At no time shall Lender receive interest in excess of the highest lawful rate permitted under applicable law.

                  Notwithstanding the face amount of this Note, the liability of the undersigned hereunder shall be equal at all times to the actual outstanding principal indebtedness to the Lender under the Credit Agreement together with all interest thereon and all fees, costs and expenses as provided in the Credit Agreement, as established by Lender's books and records, which books and records shall be conclusive absent manifest error.

                  This Note and the other Notes under the Credit Agreement collectively evidence and constitute the restatement, renewal and modification of the Amended and Restated Revolving Credit Note and Amended and Restated Term Note, each dated August 18, 1999, executed by Marketing Specialists Corporation in favor of First Union National Bank, which evidenced and constituted the restatement, renewal and modification of the Revolving Credit Note and Term Note, each dated December 18,1998, executed by Merkert American Corporation, predecessor to the Company, in favor of First Union National Bank (the "Prior Notes"). The execution and delivery of the Notes shall not in any circumstances be deemed to have terminated, extinguished, released or discharged Borrower's Indebtedness under the Prior

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Notes, which Indebtedness shall continue under and be governed by this Note and the Credit Agreement and shall continue to be secured by the collateral security for the Prior Notes.

                  Borrower hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, excepting any notice requirements set forth in the Credit Agreement or other Loan Document.

                  Reference is made to the Credit Agreement for a description of the collateral securing the obligations of the Borrower hereunder and a statement of the respective rights and obligations of the parties and the terms and conditions therein provided under which the principal hereof and accrued interest thereon, if any, may be immediately due and payable.

                  BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT OR LENDERS. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT COUNSEL REGARDING THIS PARAGRAPH AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL HAVE BEEN FULLY EXPLAINED TO BORROWER BY SUCH COUNSEL.

                   This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed as to validity, interpretation and effect by the laws of the Commonwealth of Pennsylvania.

                  IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Second Amended and Restated Term Loan Note the day and year first above written.


ATTEST:                                      MARKETING SPECIALISTS CORPORATION

By:                                          By:
   ------------------------------               ------------------------------
   Name:                                        Name:
   Title:                                       Title:

[CORPORATE SEAL]